October 28, 2010

DREYFUS INVESTMENT FUNDS
- Dreyfus/The Boston Company Emerging Markets Core Equity Fund

Supplement to Statement of Additional Information

dated February 1, 2010

As Revised February 22, 2010

The following information supplements the information contained in the section of the Fund’s Statement of Additional Information entitled “Description of the Company and Funds--Investment Restrictions-Emerging Markets Core Equity Fund”:

Emerging Markets Core Equity Fund has adopted a non-fundamental policy prohibiting it from operating as a fund-of-funds in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the Investment Company Act of 1940, as amended.

The following information supplements the information pertaining to the Fund’s Class I shares contained in the section of the Fund’s Statement of Additional Information entitled “How to Buy Shares”:

Class I shares of the Emerging Markets Core Equity Fund are offered to certain funds in the Dreyfus Family of Funds.